UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2022

Adit EdTech Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

(646) 291-6930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ADEX.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	ADEX	The New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	The New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on January 11, 2021, Adit EdTech Acquisition Corp. (the “Company” or “ADEX”) entered into an underwriting agreement (the “Underwriting Agreement”) with EarlyBirdCapital, Inc. (“EarlyBird”), as representative of the several underwriters named therein. On December 6, 2022, the Company and EarlyBird entered into an amendment (the “Amendment”) to the Underwriting Agreement.

Among other things, the Amendment reduces the amount of the deferred underwriting commission payable to EarlyBird to $6,762,000, which amount, together with reimbursement of EarlyBird’s legal expenses in an amount not to exceed $150,000 (the “Expense Reimbursement”), will be payable as follows: (i) upon the closing of the Company’s initial business combination, in an amount equal to the lesser of (A) $3,381,000 plus the Expense Reimbursement and (B) the balance of the Company’s trust account established in connection with its initial public offering, after all amounts payable in connection with stockholder redemptions have been so paid and (ii) the remainder pursuant to a convertible promissory note (the “Note”) to be made by the surviving company of the Company’s initial business combination (the “Maker”) upon the consummation of the Company’s initial business combination. If the Company does not consummate an initial business combination, no deferred underwriting commission will be payable to EarlyBird. The Amendment also provides customary registration rights to EarlyBird for the shares of common stock of the Maker (the “Maker’s common stock”) issuable upon conversion of the Note.

The disclosure set forth below under Item 2.03 with respect to the Note is incorporated by reference into this Item 1.01 to the extent required.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference, and the foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference thereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required. The Note is expected to bear interest at a rate of 8% per annum and is expected to mature upon the one-year anniversary of the date of its issuance upon consummation of the Company’s initial business combination (the “Maturity Date”). The Note is expected to provide that the full amount of the Note may be converted at EarlyBird’s election on the Maturity Date or any date on which the Maker elects to voluntarily prepay any or all of the outstanding principal and accrued interest into shares of the Maker’s common stock, at a per share conversion price equal to 90% of the trailing five trading day volume weighted average price of a share of the Maker’s common stock. The Note is also expected to contain a provision precluding conversion to the extent such conversion would result in an issuance exceeding the maximum number of shares of the Maker’s common stock permitted by Section 312.03 of the New York Stock Exchange Listed Company Manual to be issued without a vote of the Maker’s stockholders.

The Note is expected to provide for mandatory prepayments from time to time after the date of the Note’s issuance, in amounts equal to 15% of the gross proceeds received by the Maker from any equity lines, forward purchase agreements or other equity financings consummated by Maker prior to the Maturity Date. The Note is also expected to provide for penalty-free prepayments in whole or in part, at the election of the Maker.

The form of Note provides that the Maturity Date may be accelerated upon the occurrence of certain customary Events of Default (as defined therein). Upon the occurrence an Event of Default, the Note would bear interest at a rate of 15% per annum from, and including, the Maturity Date (or such earlier date if the obligation to repay the Note is accelerated) to, but excluding, the date of repayment.

A copy of the form of Note is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference, and the foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference thereto.

Item 3.02.	Unregistered Sales of Equity Securities.

The information disclosed under Items 1.01 and 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required. The Note is not expected to be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Important Information About the Merger and Where to Find It

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Griid Holdco LLC (“GRIID”), the combined company or ADEX, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. ADEX has filed a Registration Statement on Form S-4, as amended from time to time, containing a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement/prospectus will be sent to all ADEX stockholders. Before making any voting decision, investors and security holders of ADEX are urged to read the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ADEX through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

GRIID, ADEX and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ADEX’s directors and executive officers is available in ADEX’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 21, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would” or by variations of such words or by similar expressions. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, ADEX does not undertake any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

1.1	Amendment to Underwriting Agreement, dated December 6, 2022, by and between the Company and EarlyBird, as representative of the several underwriters.

4.1	Form of Convertible Promissory Note to be made by the Maker (included as Exhibit C to Exhibit 1.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adit EdTech Acquisition Corp.

By:	/s/ John D’Agostino
John D’Agostino
Chief Financial Officer

Dated: December 7, 2022